Semiannual Report

CAPITAL OPPORTUNITY FUND

June 30, 2001

T. ROWE PRICE

REPORT HIGHLIGHTS
-----------------
CAPITAL OPPORTUNITY FUND
------------------------
o Stocks struggled during the past six months as the economy weakened and corporate earnings faltered.
o Your fund declined modestly during the six-month period but outperformed its primary benchmarks.
o Reversing last year's trends, technology stocks were among the portfolio's leaders while health care stocks lagged.
o We have focused on maintaining a diversified portfolio of growing companies with strong management and balance sheets.
o We are optimistic that aggressive interest-rate reductions by the Federal Reserve, as well as a multiyear tax cut, will put the economy on firmer footing.

UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS
-------------------
     Equity markets retreated once again during the six months ended June 30, as the U.S. economy struggled. Sharp declines in business spending negatively affected corporate earnings, which in turn deflated investor expectations. Despite a recovery in April and May, most market averages declined meaningfully for the period, with the S&P 500 down almost 7%. However, performance was uneven, and large growth companies lagged the averages as investors preferred small-cap, mid-cap, and value stocks.

     PERFORMANCE COMPARISON
     ----------------------
     Periods Ended 6/30/01                      6 Months     12 Months
     ------------------------------------------------------------------
     Capital Opportunity Fund                    -5.28%       -13.04%
     ..................................................................
     S&P 500 Stock Index                         -6.70        -14.83
     ..................................................................
     Lipper Large-Cap
     Core Fund Index                             -7.80        -16.17
     ..................................................................

     Our broadly diversified exposure to large-cap, growth-oriented investments did not escape the market's dominant trends, and hence your fund posted a loss of -5.28% during the period, which translated to a -13.04% decline for the 12 months. In absolute terms, these results were certainly frustrating, but we were pleased that the fund outperformed its primary benchmarks during both periods.

MARKET ENVIRONMENT
------------------
     The U.S. economy formed a poor backdrop to the domestic stock markets in the first half of 2001. GDP grew at just over a 1% annual rate, and industry decelerated as it tried to adjust to excess inventory and weak demand. Unemployment also inched upward, and corpo-rate spending waned. In this environment, profit margins dropped and corporate earnings disappointed.

     The Federal Reserve aggressively tried to reinvigorate the economy with six cuts in the fed funds rate totaling 275 basis points (two and three-quarters percentage points). Fed funds ended the period at 3.75%--a seven-year low. Historically, stocks rise when rates decline as investors anticipate improving business conditions. This time, however, few market segments benefited, primarily small-caps that had been ignored by investors and certain value stocks. In a slowing economy, investors seemed concerned that earnings would not grow sufficiently to justify the high prices of growth stocks.

     Many technology and telecommunications stocks imploded as com-panies in these industries contended with overcapacity and reduced technology spending throughout the economy. Warnings that corporate earnings and revenues would fall below already-low expectations were commonplace. Nortel Networks, for example, announced one of the largest quarterly losses in corporate history. However, a handful of large-cap tech issues, such as Microsoft, bucked the negative trend and posted strong gains.

     Health care stocks were also disappointing in the last six months. The bellwether pharmaceutical companies are usually considered ports in a storm during periods of economic weakness because of their steady earnings. However, challenges emerged to erode investor confidence. One of these was a more cautious regulatory environment, in which the FDA delayed or rejected several new drug applications. Such problems in the pipeline weakened the earnings outlook, and some better-known companies, such as Merck, announced significant earnings shortfalls. Political uncertainty surrounding a prescription drug benefit didn't help matters. The better performers in health care were service providers, which rebounded after an extended period of weakness.

     Despite lower short-term interest rates, utilities and financial services stocks--two rate-sensitive groups that performed well last year--were mostly lower in the last six months. Utilities struggled in the wake of California's energy crisis, while several segments of the financial sector, notably brokerages and asset managers, were hurt by the market's sharp decline.

     On the plus side, cyclical stocks rallied strongly amid hopes that the Fed's aggressive monetary easing would lift the economy later this year. Stocks of companies that develop natural resources also fared well. An early rally in energy stocks was tempered by declining oil and natural gas prices, but gold-mining stocks rushed higher during a blistering but short-lived mid-May rally in gold prices.

PORTFOLIO REVIEW
----------------
     With most market sectors fighting one malaise or another, the top stock performers were those whose earnings stood out from their peers. A strong example of this could be found in technology, which ironically posted decent overall results for your fund. Horror stories about technology earnings abounded, and the portfolio was hit with its share of tech losers, such as CISCO SYSTEMS. Yet major positions in MICROSOFT, AOL TIME WARNER, and IBM all posted strong gains as investors were encouraged by their resilient earnings.

     The fund's financial weighting also experienced ups and downs. Sound regional and national banks posted steady gains in the falling rate environment; several of our top holdings in this segment, including BANK OF AMERICA and FIRST UNION, enjoyed double-digit advances. Insurance stocks also rose as growth expectations improved. Major brokers and asset managers, however, such as MORGAN STANLEY DEAN WITTER, fell with the overall market.

     The negative outlook for major drug stocks clearly impacted fund performance, as more than two thirds of our holdings declined. Owing to its relatively large weighting in the portfolio, the 12% drop by PFIZER was particularly painful. However, we are standing by this stock, which we think has the new drug pipeline and related earnings potential to be a standout going forward.

--------------------------------------------------------------------------------
    The following table was depicted as a pie chart in the printed material.

                             SECTOR DIVERSIFICATION
                             ----------------------

              Consumer Nondurables                       19%
              Financial                                  18%
              Energy & Utilities                         15%
              Technology                                 14%
              Consumer Services & Cyclicals              14%
              Capital Equipment, Process Industries,
                 and Basic Materials                     10%
              Business Services & Transportation          9%
              Reserves                                    2%

     The fund's generally modest consumer holdings were aided by continued strength in consumer spending. Although many individual positions were small, the overall sector enjoyed healthy results, led by such stocks as retailer LOWE'S and tobacco and home-products conglomerate PHILIP MORRIS. Noteworthy stakes in cyclical stocks, such as parts makers for cars and other industries, rose from depressed levels on hopes that easier monetary policy would prompt an economic turnaround. However, at least a portion of these gains were offset by severe weakness in the utility sector, which continued to suffer from fallout surrounding California's energy crisis.

OUTLOOK
-------
     The economy remains a question mark for the remainder of 2001, and without the support of a good economy, corporate earnings may still be suspect. However, the Federal Reserve's aggressive monetary actions to spur growth are heightening investor confidence in the near-term future. Recent tax cuts promoted by the Bush administration are also an encouraging sign. While it may yet take several months for the effects of these stimuli to ripple through the economy, it seems likely the worst is behind us and better days are ahead. The same may be said for the stock market, which has wrung out a tremendous amount of the speculative excess from 1999 and early 2000.

     Until the market regains its footing, we feel the best strategy will be a diversified portfolio composed of stable, growing companies with strong management and balance sheets. We will continue to rely on our analyst staff to sort through our investment universe for the companies best positioned to take advantage of a recovering economy and market.

Respectfully submitted,

/s/

William J. Stromberg
President of the fund and chairman of its Investment Advisory Committee July 24, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE
--------------------------------------------------------
6 Months Ended 6/30/01

Ten Best Contributors
---------------------
Microsoft                                     15(cent)
AOL Time Warner                                5
Bank of America                                4
GE                                             4
KLA-Tencor                                     3
WorldCom - WorldCom Group                      3
First Union                                    3
Time Warner                                    3
IBM                                            3
Dell Computer                                  3
Total                                         46(cent)

Ten Worst Contributors
----------------------
Cisco Systems                                -17(cent)
EMC                                           10
Merck                                          8
Oracle                                         7
Nortel Networks **                             7
Pfizer                                         5
Coca-Cola                                      5
Honeywell International                        5
JDS Uniphase                                   4
Pharmacia                                      3
Total                                        -71(cent)

12 MONTHS ENDED 6/30/01

TEN BEST CONTRIBUTORS
---------------------
Philip Morris                                  7(cent)
Citigroup                                      6
Exelon                                         5
Fannie Mae                                     5
Exxon Mobil                                    4
Bank of America                                4
Mellon Financial                               3
Freddie Mac                                    3
Wells Fargo **                                 3
Waste Management                               3
Total                                         43(cent)

TEN WORST CONTRIBUTORS
----------------------
Cisco Systems                                -40(cent)
Intel                                         26
WorldCom - WorldCom Group                     23
Nortel Networks **                            20
Oracle                                        19
Dell Computer                                 16
EMC *                                         14
Hewlett-Packard                               12
Lucent Technologies **                        10
Sprint PCS                                    10
Total                                       -190(cent)

    * Position added
   ** Position eliminated

T. Rowe Price Capital Opportunity Fund
-------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS                                       Percent of
                                                                   Net Assets
                                                                      6/30/01

GE                                                                        5.7%
Microsoft                                                                 3.4
Citigroup                                                                 2.8
Pfizer                                                                    2.7
Exxon Mobil                                                               2.7
 ...............................................................................
Bank of America                                                           1.9
American International Group                                              1.9
Wal-Mart                                                                  1.8
AOL Time Warner                                                           1.7
Johnson & Johnson                                                         1.7
 ...............................................................................
Honeywell International                                                   1.5
Philip Morris                                                             1.5
First Union                                                               1.4
SBC Communications                                                        1.3
Verizon Communications                                                    1.3
 ...............................................................................
Cisco Systems                                                             1.3
Royal Dutch Petroleum                                                     1.3
Intel                                                                     1.2
FleetBoston Financial                                                     1.2
Coca-Cola                                                                 1.1
 ...............................................................................
American Home Products                                                    1.0
Home Depot                                                                1.0
Analog Devices                                                            1.0
Procter & Gamble                                                          0.9
IBM                                                                       0.9
 ...............................................................................
Total                                                                    44.2%

Note: Table excludes reserves.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

   The following table was depicted as a line graph in the printed material.

                     S&P 500     Lipper Large-Cap
                   Stock Index    Core Fund Index     Capital Opportunity Fund
                   -----------    ---------------     ------------------------
11/30/94              10000             10000                   10000
6/30/95               12200             11789                   13210
6/30/96               15372             14489                   17108
6/30/97               20705             18768                   18532
6/30/98               26951             24308                   23708
6/30/99               33083             28782                   23712
6/30/00               35480             31788                   26978
6/30/01               30219             26646                   23459

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
                                                           Since     Inception
Period Ending 6/30/01         1 Year  3 Years  5 Years  Inception         Date
--------------------------------------------------------------------------------
Capital Opportunity Fund    -13.04%   -0.35%    6.52%    13.83%       11/30/94
 ................................................................................
     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------   6 Months     Year
                          Ended    Ended
                        6/30/01  2/31/00 12/31/99 12/31/98  12/31/97  12/31/96
NET ASSET VALUE
Beginning of period    $ 13.26   $ 15.69  $ 18.11  $ 16.62   $ 15.75   $ 14.13
Investment activities
 Net investment
 income (loss)               -    (0.01)   (0.01)    (0.07)     0.01        -*
 Net realized and
 unrealized gain (loss) (0.70)    (0.94)    1.86      2.44      2.45     2.36

 Total from
 investment activities  (0.70)    (0.95)    1.85      2.37      2.46     2.36

Distributions
 Net realized gain           -    (1.48)   (4.27)    (0.88)    (1.59)   (0.74)

NET ASSET VALUE
End of period          $ 12.56   $ 13.26  $ 15.69  $ 18.11   $ 16.62   $ 15.75

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return**          (5.28)%   (6.32)%  11.50%    14.70%    15.87%   16.76%*

Ratio of total expenses
to average net assets    1.26%+    1.15%    1.26%     1.35%     1.35%    1.35%*

Ratio of net investment
income (loss) to average
net assets              (0.01)%+  (0.05)%  (0.06)%   (0.44)%   0.04%    0.02%*

Portfolio turnover rate  48.1%+    64.7%   133.1%     73.8%     85.0%   107.3%
Net assets, end of period
(in thousands)         $ 86,971  $ 93,422 $109,057 $124,812  $109,055  $125,077


** Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/96.
+    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2001

STATEMENT OF NET ASSETS                                  Shares/Par       Value
                                                                In thousands

COMMON STOCKS  99.0%
FINANCIAL  18.2%
Bank and Trust  6.9%
AmSouth                                                       3,200   $      59
Bank of America                                              27,600       1,657
Commerce Bancshares                                           2,900         107
Fifth Third Bancorp                                           7,000         420
First Union                                                  34,200       1,195
FleetBoston Financial                                        26,900       1,061
Golden West Financial                                         2,500         161
Irwin Financial                                               1,800          45
J.P. Morgan Chase                                            12,900         575
Mellon Financial                                              7,400         341
SouthTrust                                                    2,800          73
Synovus Financial                                             5,000         157
Washington Mutual                                             4,050         152
                                                                          6,003
Insurance  4.5%
Allstate                                                      6,500         286
American International Group                                 18,987       1,633
Aon                                                           4,000         140
Chubb                                                         1,400         108
Cincinnati Financial                                            800          32
Hartford Financial Services                                   4,130         283
Jefferson Pilot                                               1,650          80
Lincoln National                                              2,200         114
Loews                                                         1,400          90
Marsh & McLennan                                              3,010         304
MBIA                                                          1,050          59
MetLife                                                       3,100          96
MGIC Investment                                                 900          65
Old Republic International                                    3,100          90
Progressive                                                   1,200         162
SAFECO                                                        1,200          35
St. Paul Companies                                            1,900          96
Torchmark                                                     1,900          76

UNUMProvident                                                 1,400   $      45
XL Capital (Class A)                                          1,300         107
                                                                          3,901
Financial Services  6.8%
AMBAC                                                           900          52
American Express                                             11,000         427
Bear Stearns                                                    800          47
Capital One Financial                                           800          48
Charles Schwab                                               14,900         228
Citigroup                                                    46,833       2,475
Countrywide Credit                                              800          37
Fannie Mae                                                    8,000         681
Franklin Resources                                            4,200         192
Freddie Mac                                                   5,500         385
Goldman Sachs                                                 2,200         189
Merrill Lynch                                                 5,800         344
Morgan Stanley Dean Witter                                    8,820         566
Providian Financial                                           2,700         160
USA Education                                                 1,100          80
                                                                          5,911
Total Financial                                                          15,815

UTILITIES  8.3%
Telephones  5.8%
Allegiance Telecom *                                          9,900         148
AT&T                                                         14,100         310
BellSouth                                                    14,800         596
Comverse Technology *                                         1,200          68
Millicom International Cellular *                            20,000         502
Nextel Communications *                                       6,000         105
SBC Communications                                           29,000       1,162
Sprint                                                       13,400         286
Sprint PCS *                                                  7,200         174
Triton PCS *                                                  2,800         115
Verizon Communications                                       21,168       1,132
Western Wireless (Class A) *                                  2,200          95
WorldCom *                                                   22,784         324
                                                                          5,017

Electric Utilities  2.5%
Calpine *                                                     2,200   $      83
Duke Energy                                                   9,400         367
Entergy                                                      10,300         395
Exelon                                                        7,487         480
Mirant *                                                      2,700          93
Niagara Mohawk *                                             29,600         524
Reliant Energy                                                2,800          90
TXU                                                           2,700         130
                                                                          2,162
Total Utilities                                                           7,179

CONSUMER NONDURABLES  19.3%
Beverages  2.1%
Anheuser-Busch                                                7,240         298
Coca-Cola                                                    21,260         957
PepsiCo                                                      13,260         586
                                                                          1,841
FOOD PROCESSING  0.7%
General Mills                                                 4,600         201
Heinz                                                         1,760          72
Quaker Oats                                                   1,200         110
Ralston Purina                                                6,810         204
                                                                            587
HOSPITAL SUPPLIES/
HOSPITAL MANAGEMENT  1.9%
Abbott Laboratories                                          15,200         730
Baxter                                                        4,600         225
Boston Scientific *                                           4,200          71
HCA-Healthcare                                                1,100          50
Medtronic                                                     7,000         322
Omnicare                                                      4,600          93
Pall                                                          3,600          85
St. Jude Medical *                                              800          48
Tenet Healthcare *                                              900          47
                                                                          1,671

PHARMACEUTICALS  9.9%
Allergan                                                      1,000   $      86
American Home Products                                       15,100         883
Amgen *                                                       7,800         473
Bristol-Myers Squibb                                          9,100         476
Eli Lilly                                                    10,300         762
Forest Laboratories *                                         1,100          78
Genentech *                                                   2,600         143
Immunex *                                                     4,500          80
Johnson & Johnson                                            29,566       1,478
King Pharmaceuticals *                                        1,300          70
MedImmune *                                                   3,300         156
Merck                                                        11,100         709
Monsanto                                                      4,300         159
Pfizer                                                       58,825       2,356
Pharmacia                                                    15,523         713
                                                                          8,622
Healthcare Services  1.0%
Accredo Health *                                              1,200          45
Caremark RX *                                                 1,100          18
CIGNA                                                         2,700         259
IMS Health                                                    1,600          46
Laboratory Corp. of America *                                 1,200          92
Synavant *                                                       80           0
UnitedHealth Group                                            5,600         346
Wellpoint Health Networks *                                   1,100         104
                                                                            910
Cosmetics  0.2%
Gillette                                                      5,900         171
                                                                            171
Biotechnology  0.0%
Edwards Lifesciences *                                          460          12
                                                                             12
Miscellaneous Consumer Products  3.5%
Clorox                                                        4,850         164
Colgate-Palmolive                                             5,400         319
Fortune Brands                                                2,480          95
Liz Claiborne                                                   500          25
Newell Rubbermaid                                             3,600          90

NIKE (Class B)                                                4,000   $     168
Philip Morris                                                24,910       1,264
Procter & Gamble                                             12,540         800
Wrigley                                                       1,700          80
                                                                          3,005
Total Consumer Nondurables                                               16,819

CONSUMER SERVICES  11.5%
General Merchandisers  3.0%
Costco Wholesale *                                              900          37
Dollar General                                                2,400          47
Dollar Tree Stores *                                          1,800          50
Family Dollar Stores                                          3,600          92
May Department Stores                                         3,400         117
Neiman Marcus (Class A) *                                     2,800          87
Target                                                       14,600         505
TJX                                                           3,300         105
Wal-Mart                                                     31,700       1,547
                                                                          2,587
Specialty Merchandisers  2.8%
Circuit City Stores                                           2,100          38
Federated Department Stores *                                 1,200          51
Gap                                                           7,200         209
Home Depot                                                   18,550         864
Kohl's *                                                      4,800         301
Kroger *                                                     15,700         392
Loews                                                         1,400         102
Safeway *                                                     6,150         295
Ultimate Electronics *                                        1,800          58
Walgreen                                                      3,900         133
Whole Foods Market *                                          1,560          42
                                                                          2,485
Entertainment and Leisure  0.9%
Carnival (Class A)                                            4,700         144
Disney                                                       16,000         462
Vivendi Universal                                             2,580         150
Wendys                                                          800          21

MEDIA AND COMMUNICATIONS  4.3%
Adelphia Communications *                                     3,000   $     123
AOL Time Warner *                                            28,250       1,497
AT&T Liberty Media Group *                                    8,700         152
Clear Channel Communications *                                3,000         188
CNET Networks *                                               3,800          49
Comcast (Class A Special) *                                   7,200         312
Dow Jones                                                       800          48
Dun & Bradstreet *                                              700          20
Gannett                                                       2,800         185
Knight-Ridder                                                 2,100         125
McGraw-Hill                                                   2,300         152
Meredith                                                        400          14
R.R. Donnelley                                                1,500          45
TMP Worldwide *                                                 900          54
Tribune                                                       1,600          64
Viacom (Class B) *                                           14,361         743
                                                                          3,771
Restaurants  0.5%
Darden Restaurants                                            1,300          36
McDonald's                                                   10,000         271
Outback Steakhouse *                                          3,100          89
Tricon Global Restaurants *                                     800          35
                                                                            431
Total Consumer Services                                                  10,051

CONSUMER CYCLICALS  1.9%
Automobiles and Related  1.6%
Delphi Automotive Systems                                     5,994          96
Eaton                                                           200          14
Ford Motor                                                   19,229         472
Hughes Electronics *                                          4,349          88
Genuine Parts                                                 1,300          41
GM                                                            2,000         129
Goodyear Tire & Rubber                                        1,900          53
ITT Industries                                                2,400         106
O'Reilly Automotive *                                         2,000          57
Textron                                                         800          44

TRW                                                           5,800   $     238
Visteon                                                       3,000          55
                                                                          1,393
BUILDING AND REAL ESTATE  0.1%
Starwood Hotels & Resorts Worldwide                           1,600          59
                                                                             59
MISCELLANEOUS CONSUMER DURABLES  0.2%
Black & Decker                                                1,000          40
Masco                                                         4,900         122
York International                                              600          21
                                                                            183
Total Consumer Cyclicals                                                  1,635

TECHNOLOGY  13.8%

ELECTRONIC COMPONENTS  4.5%
Altera *                                                      4,180         121
Analog Devices *                                             19,400         839
EMC *                                                        21,200         616
Intel                                                        37,100       1,085
Jabil Circuit *                                              11,000         339
Maxim Integrated Products *                                   5,430         240
Sanmina *                                                    11,000         258
Texas Instruments                                             9,000         284
Xilinx *                                                      2,400          99
                                                                          3,881
TELECOMMUNICATIONS  2.8%
Avaya *                                                       2,316          32
CIENA *                                                       4,200         160
Cisco Systems *                                              61,400       1,117
JDS Uniphase *                                               16,800         210
McDATA *                                                        780          14
Nokia ADR                                                     6,700         148
ONI Systems *                                                 6,100         170
QUALCOMM *                                                    8,600         503
Sonus Networks *                                              4,900         114
Williams Communications Group *                                   1           0
                                                                          2,468

AEROSPACE AND DEFENSE  1.7%
Allegheny Technologies                                        2,500   $      45
Honeywell                                                    36,540       1,279
Lockheed Martin                                               3,300         122
                                                                          1,446
Information Processing  1.3%
COMPAQ Computer                                              19,110         296
IBM                                                           7,030         794
SCI Systems *                                                 3,280          84
                                                                          1,174
Office Automation  0.2%
Exult *                                                       5,700          97
Pitney Bowes                                                  2,200          93
                                                                            190
Electronic Systems  2.8%
Applied Materials *                                           8,400         412
Applied Micro Circuits *                                      2,400          41
Dell Computer *                                              13,840         362
Flextronics *                                                22,700         593
Hewlett-Packard                                              11,320         324
KLA-Tencor *                                                  9,000         526
PerkinElmer                                                     400          11
Solectron *                                                   5,900         108
Waters Corporation *                                          2,900          80
                                                                          2,457
E-Commerce  0.5%
VeriSign *                                                    6,600         396
                                                                            396
Total Technology                                                         12,012

CAPITAL EQUIPMENT  6.4%
Electrical Equipment  5.7%
GE                                                          102,000       4,973
                                                                          4,973

MACHINERY  0.7%
American Standard *                                             800   $      48
Cooper Industries                                             2,300          91
Danaher                                                       1,500          84
Dover                                                         3,700         139
FMC *                                                           300          21
Illinois Tool Works                                           1,900         120
Nordson                                                       3,500          93
                                                                            596
Total Capital Equipment                                                   5,569

BUSINESS SERVICES AND
TRANSPORTATION  8.8%
Computer Service and Software  5.6%
Affiliated Computer Services (Class A) *                        600          43
First Data                                                    3,900         251
FIserv *                                                        300          19
Intuit *                                                        800          32
Juniper Networks *                                            1,700          53
Mercury Interactive *                                         1,300          78
Microsoft *                                                  40,500       2,956
Oracle *                                                     38,500         732
Register.com *                                                8,200         127
Siebel Systems *                                              6,600         310
VERITAS Software *                                            3,900         259
                                                                          4,860
Distribution Services  0.3%
AmeriSource Health *                                            800          44
Cardinal Health                                               3,500         242
                                                                            286
Environmental  0.0%
Allied Waste Industries *                                     1,400          26
                                                                             26
Transportation Services  0.1%
CNF                                                           1,700          48
                                                                             48

MISCELLANEOUS BUSINESS SERVICES  2.2%
Arbitron *                                                       40   $       1
Cendant *                                                     6,700         131
Ceridian *                                                    2,500          48
Concord EFS *                                                 2,100         109
Convergys *                                                   1,800          54
Corporate Executive Board *                                   1,200          50
Equifax                                                       1,200          44
Exodus Communications *                                       9,000          19
Fedex *                                                       1,600          64
KPMG Consulting *                                             4,580          70
Manpower                                                      1,030          31
Marriott (Class A)                                            1,900          90
Moody's                                                       1,300          44
Omnicom                                                       2,800         241
Paychex                                                       1,800          72
Robert Half International *                                   2,000          50
SABRE Group Holdings *                                        3,900         195
Sysco                                                         3,500          95
Waste Management                                             15,900         490
                                                                          1,898
Railroads  0.4%
Burlington Northern Santa Fe                                  4,000         121
Union Pacific                                                 3,600         197
                                                                            318
Airlines  0.2%
Delta                                                         2,400         106
Northwest Airlines *                                          1,000          25
Southwest Airlines                                            4,125          76
                                                                            207
Total Business Services and Transportation                                7,643

ENERGY  6.9%
Integrated Petroleum - Domestic  0.5%
Amerada Hess                                                  1,400         113
Conoco (Class B)                                              1,700          49
Occidental Petroleum                                          3,800         101
USX-Marathon                                                  6,800         201
                                                                            464

Integrated Petroleum - International  5.4%
BP                                                            1,804   $      90
Chevron                                                       8,200         742
Exxon Mobil                                                  26,854       2,346
Royal Dutch Petroleum ADR                                    18,870       1,099
Texaco                                                        6,100         406
                                                                          4,683
Energy Services  0.5%
Baker Hughes                                                  4,550         153
Schlumberger                                                  3,700         195
Transocean Sedco Forex                                        1,026          42
                                                                            390
Exploration and Production  0.4%
Anadarko Petroleum                                            2,028         109
Unocal                                                        8,100         277
                                                                            386
Gas and Gas Transmission  0.1%
Dynegy (Class A)                                              2,400         112
                                                                            112
Total Energy                                                              6,035

PROCESS INDUSTRIES  2.6%
Diversified Chemicals  0.9%
Air Products and Chemicals                                      900          41
Cabot                                                         2,300          83
Cabot Microelectronics *                                          2           0
Dow Chemical                                                  9,500         316
DuPont                                                        6,700         323
Praxair                                                         700          33
                                                                            796
Forest Products  0.2%
Potlatch                                                        800          27
Weyerhaeuser                                                  2,600         143
                                                                            170

Specialty Chemicals  0.8%
3M                                                            4,100   $     468
Ecolab                                                        1,600          66
Ferro                                                         1,900          41
Great Lakes Chemical                                            800          25
Solutia                                                       7,700          98
                                                                            698
Paper and Paper Products  0.7%
International Paper                                           6,200         221
Kimberly-Clark                                                3,700         207
Mead                                                          1,400          38
Packaging Corporation of America *                            6,500         101
                                                                            567
Total Process Industries                                                  2,231

BASIC MATERIALS  1.1%
Metals  0.8%
Alcoa                                                         7,672         302
Inco *                                                        2,900          50
Nucor                                                         4,000         196
Phelps Dodge                                                  2,200          91
USX-U.S. Steel                                                1,000          20
                                                                            659
Mining  0.2%
Barrick Gold                                                  3,800          58
Cleveland-Cliffs                                              1,000          19
Newmont Mining                                                5,555         103
                                                                            180
Miscellaneous Materials  0.1%
Williams Companies                                            4,100         135
Total Basic Materials                                                       974

MISCELLANEOUS  0.2%
Conglomerates  0.2%
Berkshire Hathaway (Class A) *                                    2   $     139
Total Miscellaneous                                                         139

Total Common Stocks (Cost  $86,917)                                      86,102

Short-Term Investments  1.3%
Money Market Funds  1.1%
T. Rowe Price Government Reserve Investment Fund, 3.90% #   926,762         927
                                                                            927
U.S. Government Obligations  0.2%
U.S. Treasury Bills, 4.09%, 8/2/01                        $ 200,000         199
                                                                            199
Total Short-Term Investments (Cost  $1,126)                               1,126

Total Investments in Securities
100.3% of Net Assets (Cost $88,043)                             $        87,228

FUTURES CONTRACTS
In thousands                                      Contract  Unrealized
                                      Expiration     Value  Gain (Loss)
                                      ---------- ---------  -----------
Long, 4 S&P 500 Stock Index Contracts,
$75,000 of U.S. Treasury Bills
pledged as initial margin                9/01     $ 1,232    $   (69)

Net payments (receipts) of variation
margin to date                                                    73

Variation margin receivable
(payable) on open futures contracts                                4

Other Assets Less Liabilities                                             (261)

NET ASSETS                                                     $        86,971

Net Assets Consist of:
Accumulated net investment income - net of distributions       $            (3)
Accumulated net realized gain/loss - net of distributions               (4,341)
Net unrealized gain (loss)                                                (884)
Paid-in-capital applicable to 6,921,711 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        92,199

NET ASSETS                                                     $        86,971

NET ASSET VALUE PER SHARE                                      $         12.56

     #  Seven-day yield
     *  Non-income producing
   ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS                                      In thousands
                                                                 6 Months
                                                                    Ended
                                                                  6/30/01
  Investment Income (Loss)
  Income
    Dividend                                                   $      515
    Interest                                                           42
    Total income                                                      557

  Expenses
    Investment management                                             297
    Shareholder servicing                                             170
    Custody and accounting                                             49
    Registration                                                       17
    Prospectus and shareholder reports                                 13
    Legal and audit                                                     8
    Directors                                                           4
    Miscellaneous                                                       2
    Total expenses                                                    560
  Net investment income (loss)                                         (3)

  REALIZED AND UNREALIZED GAIN (LOSS)

  Net realized gain (loss)
    Securities                                                     (3,207)
    Futures                                                          (194)
    Net realized gain (loss)                                       (3,401)

  Change in net unrealized gain or loss
    Securities                                                     (1,493)
    Futures                                                           (34)
    Change in net unrealized gain or loss                          (1,527)
  Net realized and unrealized gain (loss)                          (4,928)

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                       $   (4,931)

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS                                 In thousands
                                                          Months           Year
                                                           Ended          Ended
                                                         6/30/01       12/31/00
Increase (Decrease) in Net Assets
Operations
  Net investment income (loss)                          $     (3)     $     (47)
  Net realized gain (loss)                                (3,401)         7,789
  Change in net unrealized gain or loss                   (1,527)       (14,376)
  Increase (decrease) in net assets from operations       (4,931)        (6,634)

Distributions to shareholders
  Net realized gain                                            -         (9,480)

Capital share transactions *
  Shares sold                                              7,811         25,356
  Distributions reinvested                                     -          9,217
  Shares redeemed                                         (9,331)       (34,094)
  Increase (decrease) in net assets from capital
  share transactions                                      (1,520)           479

NET ASSETS
Increase (decrease) during period                         (6,451)       (15,635)
Beginning of period                                       93,422        109,057

End of period                                           $ 86,971      $  93,422

*Share information
  Shares sold                                                611          1,616
  Distributions reinvested                                     -            675
  Shares redeemed                                           (732)        (2,201)
  Increase (decrease) in shares outstanding                 (121)            90

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Capital Opportunity Fund
--------------------------------------------------------------------------------
Unaudited                                                        June 30, 2001

NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
----------------------------------------

     T. Rowe Price Capital Opportunity Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on November 30, 1994. The fund seeks superior capital appreciation over time by investing primarily in U.S. common stocks.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quo-tation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distri-butions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Credits earned on a daily uninvested cash balances at the custodian are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended June 30, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $21,234,000 and $22,503,000, respectively, for the six months ended June 30, 2001.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $88,043,000. Net unrealized gain aggregated $815,000 at period-end, of which $8,550,000 related to appreciated investments and $9,365,000 to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The invest-ment management agreement between the fund and the manager provides for an annual investment management fee, of which $48,000 was payable at June 30, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $175,000 for the six months ended June 30, 2001, of which $35,000 was payable at period-end.

     The fund may invest in the T. Rowe Price Reserve Investment Fund and T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates. The Reserve Funds are offered as cash management options only to mutual funds and other accounts sponsored by Price Associates, and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2001, totaled $37,000 and are reflected as interest income in the accompanying Statement of Operations.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

FOR THE HEARING IMPAIRED, CALL:
1-800-367-0763

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

INVESTOR CENTERS:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters

BALTIMORE AREA
Downtown
105 East Lombard Street

OWINGS MILLS
Three Financial Center
4515 Painters Mill Road

BOSTON AREA
386 Washington Street
Wellesley

CHICAGO AREA
1900 Spring Road, Suite 104
Oak Brook

COLORADO SPRINGS
2260 Briargate Parkway

LOS ANGELES AREA
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

NEW JERSEY/NEW YORK AREA
51 JFK Parkway, 1st Floor
Short Hills, New Jersey

SAN FRANCISCO AREA
1990 North California Boulevard, Suite 100
Walnut Creek

TAMPA
4200 West Cypress Street
10th Floor

WASHINGTON, D.C., AREA
Downtown
900 17th Street N.W.
Farragut Square

TYSONS CORNER
1600 Tysons Boulevard
Suite 150

T. Rowe Price Investment Services, Inc., Distributor.         F08-051  6/30/01